Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 3 – Intangible Assets

As part of the November 15, 2016 reverse merger, the Company allocated $3,558,076 to goodwill.

Additionally, a substantial portion of the assets acquired were allocated to identifiable intangible assets. The fair value of the identifiable intangible asset is determined primarily using the “income approach,” which requires a forecast of all the expected future cash flows.

The following table summarizes the estimated fair value of the identifiable intangible asset acquired, their useful life, and method of amortization:

	Estimated Fair Value	Estimated Useful Life (Years)	Annual Amortization Expense
Intangible asset	$2,361,066	6	$393,511

The intangible asset, net of accumulated amortization of $49,189, was $2,311,877 as of December 31, 2016.